UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 10, 2016
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-32989	94-0787340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Merger Agreement

On February 10, 2016, Yuma Energy, Inc., a California corporation (the “Company”), Yuma Delaware Merger Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Delaware Merger Subsidiary”), Yuma Merger Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of Delaware Merger Subsidiary (“Merger Subsidiary”), and Davis Petroleum Acquisition Corp., a Delaware corporation (“Davis”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) pursuant to which, among other things, (i) the Company will, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, merge with and into Delaware Merger Subsidiary (the “Reincorporation Merger”), the separate corporate existence of the Company shall cease and Delaware Merger Subsidiary shall be the successor or surviving corporation of the merger (“Yuma Delaware”), and (ii) following the Reincorporation Merger, Merger Subsidiary will, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, including the consummation of the Reincorporation Merger, merge with and into Davis (the “Merger”), the separate corporate existence of Merger Subsidiary shall cease and Davis shall be the successor or surviving corporation of the Merger and a wholly owned subsidiary of Yuma Delaware. The Reincorporation Merger and the Merger are intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Upon the consummation of the Reincorporation Merger, the Company will become a Delaware corporation and effect a 1-for-10 reverse stock split, whereby (i) each share of common stock, no par value per share, of the Company (“Company Common Stock”), will be converted into one-tenth of one share of common stock, $0.001 par value per share, of Yuma Delaware (“Yuma Delaware Common Stock”); (ii) each outstanding restricted stock unit granted under the Company’s 2011 Stock Option Plan (the “2011 Plan”) outstanding immediately prior to the Reincorporation Merger, whether vested or unvested, will be automatically converted into the right to receive one-tenth of one share of Yuma Delaware Common Stock for each share of Yuma Common Stock subject to such restricted stock unit award, on the same terms and conditions applicable to the restricted stock unit award; (iii) each option to acquire Company Common Stock granted pursuant to the Company’s 2006 Equity Incentive Plan and outstanding immediately prior to the consummation of the Reincorporation Merger, whether vested or unvested, exercisable or unexercisable, will be automatically converted into the right to receive one-tenth of one share of Yuma Delaware Common Stock for each share of Yuma Common Stock subject to such option, on the same terms and conditions applicable to the option to purchase Company Common Stock, except that the exercise price of such option shall be multiplied by ten; (iv) each outstanding share of restricted stock of the Company granted pursuant to the 2011 Plan or the Company’s 2014 Long-Term Incentive Plan (the “2014 Plan”), whether vested or unvested, will be automatically converted into the right to receive one-tenth of one share of Yuma Delaware Common Stock, on the same terms applicable to such restricted stock award; and (v) each stock appreciation right granted pursuant to the 2014 Plan outstanding immediately prior to the consummation of the Reincorporation Merger, whether vested or unvested, exercisable or unexercisable, will be automatically converted into the right to receive one-tenth of one share of Yuma Delaware Common Stock for each share of Yuma Common Stock subject to such stock appreciation right, on the same terms and conditions applicable to the stock appreciation right, except that the exercise price shall be multiplied by ten. Additionally, Yuma Delaware will change its name to “Yuma Energy, Inc.”

Also upon consummation of the Reincorporation Merger, each share of 9.25% Series A Cumulative Redeemable Preferred Stock, no par value per share (the “Series A Preferred Stock”), of the Company, will be converted into three and one-half shares of Yuma Delaware Common Stock, which includes any accrued and unpaid dividends on the Series A Preferred Stock as of the consummation of the Reincorporation Merger. The transactions contemplated by the Merger Agreement are subject to approval of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock.

Upon consummation of the Merger, Davis will become a wholly owned subsidiary of Yuma Delaware and, subject to the terms and conditions of the Merger Agreement, holders of Davis common stock will receive, in exchange for such shares of common stock approximately 61.1% of the outstanding shares of Yuma Delaware Common Stock and the holders of Davis preferred stock will receive approximately 3.3 million shares of Yuma Delaware Series D Convertible Preferred Stock (the “Series D Preferred Stock”) with a liquidation preference of approximately $18.7 million and an anticipated conversion ratio of approximately $5.70 per share, subject to the terms and conditions of a certificate of designation to be filed with the Delaware Secretary of State. The parties to the Merger Agreement intend to consummate the Merger as soon as practicable after the Reincorporation Merger.

The respective boards of directors of the Company, Davis, Delaware Merger Subsidiary and Merger Subsidiary have determined that the Merger Agreement and the transactions contemplated by the Merger Agreement are fair to, advisable and in the best interests of their respective stockholders, and have unanimously approved the Merger and the Merger Agreement. The transactions contemplated by the Merger Agreement are subject to approval of the Company’s and Davis’ respective shareholders at shareholders’ meetings to be called and held by the Company and Davis, respectively, delivery to the Company of Davis’ audited financial statements for the year ended December 31, 2015 and other closing conditions, including the filing and effectiveness of a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”).

The Company and Davis have made customary representations and warranties in the Merger Agreement and agreed to certain customary covenants, including covenants regarding operation of their respective business prior to the consummation of the Merger and covenants prohibiting the Company and Davis from soliciting, or providing information or entering into discussions regarding, proposals relating to alternative business combination transactions, except in limited circumstances to permit the board of directors of each of the Company and Davis to comply with its fiduciary duties under applicable law.

Under the Merger Agreement, at the closing of the Merger, four of the five members of the board of directors of Yuma Delaware will continue to serve and three additional directors will be nominated by Davis. Sam L. Banks will continue to serve as a director, President and Chief Executive Officer of Yuma Delaware. Paul D. McKinney will continue to serve as Executive Vice President and Chief Operating Officer of Yuma Delaware and James J. Jacobs will continue to serve as Chief Financial Officer, Treasurer and Corporate Secretary of Yuma Delaware.

The Merger Agreement contains certain termination rights for both the Company and Davis, including, among other things, if the Merger is not consummated on or before September 30, 2016, and further provides that, upon termination of the Merger Agreement under certain circumstances, each of the Company and Davis may be obligated to pay the other party a fee of $1,500,000.

The Merger Agreement contains representations and warranties by the Company, Delaware Merger Subsidiary and Merger Subsidiary, on the one hand, and by Davis, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the Company, on the one hand, and Davis, on the other hand. Accordingly, the representations and warranties and other disclosures in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company or Davis at the time they were made or otherwise.

At closing, the Merger Agreement requires that the Company enter into a Registration Rights Agreement with certain holders of Davis common stock and Davis preferred stock and Sam L. Banks pursuant to which the Company will agree to register the shares of Yuma Delaware Common Stock to be issued to such holders with the Securities and Exchange Commission (“SEC”), subject to the terms and conditions set forth therein.

At closing, the Merger Agreement requires that Sam L. Banks, RMCP PIV DPC, LP, RMCP PIV DPC II, LP, Davis Petroleum Investment, LLC, Sankaty Davis, LLC, Michael Reddin, Thomas Hardisty, Susan Davis, Greg Schneider, and Steven Enger enter into a lock-up agreement for a period of six months after the closing of the Merger, subject to the terms and conditions set forth therein.

The Merger Agreement is included herein as Exhibits 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.

Voting Agreements

In connection with the Merger Agreement, Sam L. Banks, has entered into a voting agreement with Davis (the “Yuma Voting Agreement”) pursuant to which he has agreed, among other things, to vote all shares of Yuma Common Stock owned by him in favor of the Merger Agreement and the transactions contemplated thereby. As of the date of this Current Report on Form 8-K, Mr. Banks owns approximately 57.2% of the issued and outstanding shares of Yuma Common Stock.

Also in connection with the Merger Agreement, certain of Davis’ officers and significant stockholders have entered into a voting agreement with the Company and Delaware Merger Subsidiary (the “Davis Voting Agreement”) pursuant to which these persons and entities have agreed, among other things, to vote all shares of Davis common stock and Davis preferred stock owned by each of them in favor of the Merger Agreement and the transactions contemplated thereby. As of the date of this Current Report on Form 8-K, such stockholders own approximately 87.0% of the issued and outstanding shares of Davis common stock and approximately 99.5% of the issued and outstanding shares of Davis preferred stock.

The Yuma Voting Agreement and the Davis Voting Agreement are included herein as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing description of these voting agreements does not purport to be complete and is qualified in its entirety by reference to such agreements.

Item 3.02.                      Unregistered Sales of Equity Securities.

As discussed in Item 1.01 of this Current Report on Form 8-K, on February 10, 2016, the Company entered into a Merger Agreement, pursuant to which Yuma Delaware will issue to holders of Davis preferred stock approximately 3.3 million shares of Series D Preferred Stock subject to the conditions set forth in the Merger Agreement.  The issuance of the Series D Preferred Stock is expected to be exempt from registration as a private placement under Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder, among other exemptions.

Item 8.01.                      Other Events.

On February 12, 2016, the Company issued a press release to the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by the Company and Davis in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to:  the possibility that the companies may be unable to obtain stockholder approval or satisfy the other conditions to closing; the possibility that the combined company may be unable to obtain an acceptable reserve-based credit facility; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas); risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; revisions to reserve estimates as a result of changes in commodity prices; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; further declines in oil and gas prices; inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change. The Company’s annual report on Form 10-K for the year ended December 31, 2014, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. The Company and Davis undertake no obligation to revise or update publicly any forward-looking statements, except as required by law.

Additional Information about the Transaction

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of the Company relating to Yuma Delaware Common Stock and the Yuma Delaware Common Stock issued upon conversion of the Series D Preferred Stock to be issued pursuant to the Merger. The proxy statement/prospectus will include important information about both the Company and Davis. The Company also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, DAVIS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents when available free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed with the SEC by the Company can be obtained free of charge from the Company’s website at www.yumaenergyinc.com.

Participants in Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the proposed transaction.  Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 30, 2015, and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 30, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
2.1
Agreement and Plan of Merger and Reorganization dated as of February 10, 2016, by and among Yuma Energy, Inc., Yuma Delaware Merger Subsidiary, Inc., Yuma Merger Subsidiary, Inc. and Davis Petroleum Acquisition Corp.

10.1	Voting Agreement dated as of February 10, 2016, by and among Yuma Energy, Inc., Yuma Delaware Merger Subsidiary, Inc. and each of the persons listed on Schedule A thereto.
10.2	Voting Agreement dated as of February 10, 2016, by and among Davis Petroleum Acquisition Corp. and the persons listed on Schedule A thereto.
99.1	Press Release dated February 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Sam L. Banks
	Name:	Sam L. Banks
Date: February 12, 2016	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger and Reorganization dated as of February 10, 2016, by and among Yuma Energy, Inc., Yuma Delaware Merger Subsidiary, Inc., Yuma Merger Subsidiary, Inc. and Davis Petroleum Acquisition Corp.

10.1	Voting Agreement dated as of February 10, 2016, by and among Yuma Energy, Inc., Yuma Delaware Merger Subsidiary, Inc. and each of the persons listed on Schedule A thereto.
10.2	Voting Agreement dated as of February 10, 2016, by and among Davis Petroleum Acquisition Corp. and the persons listed on Schedule A thereto.
99.1	Press Release dated February 12, 2016.